Exhibit 13
CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350,

Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002 (subsections (a) and (b)

of section 1350,
Chapter 63 of Title 18, United States Code), the undersigned officer of UBS AG, a Swiss banking corporation
(the “Company”), hereby certifies, to such

officer’s knowledge, that:
The Annual Report on Form 20-F for the year

ended December 31, 2023

(the “Report”) of the
Company fully complies with the requirements

of Section 13(a) or 15(d) of the Securities

Exchange Act of
1934 (15 U.S.C. §§ 78m or 78o(d)) and information

contained in the Report fairly presents, in all

material
respects, the financial condition and results

of operations of the Company.
Date: March 28,

2024

_/s/

Sergio Ermotti ______________

Name: Sergio Ermotti

Title:

President of the Executive Board
The foregoing certification is being furnished

solely pursuant to section 906 of the

Sarbanes-Oxley Act of
2002 (subsections (a) and (b) of section 1350,

Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate

disclosure document.

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350,

Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002 (subsections (a) and (b)

of section 1350,
Chapter 63 of Title 18, United States Code), the undersigned officer of UBS AG, a Swiss banking corporation
(the “Company”), hereby certifies, to such

officer’s knowledge, that:
The Annual Report on Form 20-F for the year

ended December 31, 2023

(the “Report”) of the
Company fully complies with the requirements

of Section 13(a) or 15(d) of the Securities

Exchange Act of
1934 (15 U.S.C. §§ 78m or 78o(d)) and information

contained in the Report fairly presents, in all

material
respects, the financial condition and results

of operations of the Company.
Date: March 28,

2024

_/s/ Todd

Tuckner

___________

Name:

Todd

Tuckner

Title:

Chief Financial Officer
The foregoing certification is being furnished

solely pursuant to section 906 of the

Sarbanes-Oxley Act of
2002 (subsections (a) and (b) of section 1350,

Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate

disclosure document.